EXHIBIT 10.2

AGREEMENT TO DEFER PAYMENT UNDER CONSOLIDATED PROMISSORY NOTES

This Agreement (the “Agreement”) is made and entered into as of December 26, 2024 by and between Bannix Acquisition Corp. (“Maker”) and Evie Autonomous Ltd or its successors or assigns (“Payee”), collectively referred to as the “Parties.”

WHEREAS:

1.	Bannix Acquisition Corp. has issued a Consolidated Promissory Notes in the cumulative amount of $1,003,995 (the “Note”);

2.	The terms of the Note state that payment is due upon the consummation of the Maker’s business combination;

3.	The Parties wish to defer the payment under the Note to after the closing of the business combination.

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the Parties agree as follows:

1. Deferral of Payment

●	Payment under the Note shall be deferred and made from the working capital of Bannix Acquisition Corp. post-closing of the business combination.

2. Payment Deadline

●	The deferred payment shall be made in full no later than four (4) months after the actual closing date of the business combination.

3. No Payment at Closing

●	No payment under the Note shall be made at the time of the transaction closing.

4. Entire Agreement

This Agreement constitutes the entire understanding between the Parties concerning the deferral of the Note payment and supersedes all prior agreements, whether written or oral, regarding this matter.

5. Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to its conflict of law principles.

6. Amendments

Any amendment or modification of this Agreement must be made in writing and signed by both Parties.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

For Bannix Acquisition Corp.:

By: /s/ Douglas Davis
Name: Douglas Davis
Title: Chief Executive Officer
Date:

For Evie Autonomous Ltd or its successors:

By: /s/ Steven Lake
Name: Steven Lake
Title: Chief Executive Officer
Date: 27/12/2024